PRA Group™

Fourth Quarter 2015 Earnings

February 25, 2016



About Forward-Looking Statements

Statements herein, other than statements of historical fact, are forward-looking statements, which are based on our current beliefs, projections, assumptions and expectations concerning future operations and financial performance. Such statements involve uncertainties and risks, some of which are not currently known to us, and may be superseded by future events that could cause actual results to differ materially from those expressed or implied herein. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of today, and are qualified in their entirety by these cautionary statements. Information regarding risk factors and other information that could change our projections or impact our actual results can be found in our most recent Annual Report on Form 10-K and in subsequent public filings, and should be considered in evaluating the forward looking statements herein. Except as required by law, we assume no obligation to update or revise these statements to reflect changes in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

PRA Group Turns 20 in 2016


NASDAQ CONGRATULATES
PRA GROUP, INC
ON THEIR 20 YEAR ANNIVERSARY
NASDAQ LISTED: PRAA
PRA Group
Nasdaq

- Continue to manage PRA for the long term
- Built out capabilities in Europe and Brazil in 2015
- Focused on core competencies of exceptional underwriting and efficient collection operations

Call Center Operations Show Increased Productivity



Europe

Call Centers increased 15% quarter over quarter

Press competitive advantage with excellent results

Americas

Call Centers increased 28% year over year

Exceeding expectations for 2015

Believe We Have Built Best in Class Compliance System

Regulatory environment has consolidated industry to few, better capitalized, more rational competitors.

PRA Group remains one of the leaders.

PRA Group (Nasdaq: PRAA), a global leader in acquiring and collecting nonperforming loans, returns capital to banks and other creditors to help expand financial services for consumers in the Americas and Europe. PRA Group companies collaborate with customers to help them resolve their debt and provide a broad range of additional revenue and recovery services to business and government clients.

Our set of values and commitments define how we treat each other, how we relate to our customers, and the responsibilities we have to shareholders, regulators, clients and others. These principles are built on five words that form the acronym CARES: Committed, Accountable, Respectful, Ethical and Successful.

Continue to Buy Portfolios Globally at Attractive Returns

($ in millions)

Q4 2015 Portfolio Purchases
$225.9 million


Europe, $84.7
Americas Core, $120.6
Americas Insolvency, $20.6

Total 2015 Portfolio Purchases
$963.8 million


Europe, $450.1
Americas Core, $448.3
Americas Insolvency, $65.4

Supply in the U.S.

- Large sellers continue to be on the sideline – confident all will return
- Insolvency is the most impacted



Americas Insolvency Portfolio Purchases
$263
$243
$152
$65
2012
2013
2014
2015

- Acquired certain assets of Recovery Management Systems Corporation in February

Continue to Provide Long-term Shareholder Value

Industry Low Leverage

Excellent Lender Relationships

Globally Diverse



Repurchased $166 million in common stock in 2015

Purchasing at Attractive Returns

Stock price provides interesting capital allocation strategies

Solid Operating Results

	Q4 2015	Full Year 2015
Cash Collections	$369 million	$1.54 billion
Total Revenues	$230 million	$942 million
Net Income	$41 million	$168 million
Diluted EPS	$0.86	$3.47
Annualized ROE	19.8%	19.9%

Summary of Non-GAAP Items

Q4 2015	
Acquisition and other integration expenses	$1.6 million
Legal costs not associated with normal operations	$12.0 million
Constant currency adjustments	

Full Year 2015	
Cost associated with CFPB Settlement	$28.8 million
Acquisition and other integration expenses	$5.6 million
One-time tax items	$2.0 million
Legal costs not associated with normal operations	$13.8 million
Constant currency adjustments	

Record Cash Collections for 2015

($ in millions)

Q4 2015


$99.7
$195.8
$73.8

GAAP - $369.4 million


$109.4
$197.0
$73.8

Non-GAAP - $380.3 million

- Americas Core
- Europe
- Americas Insolvency

Full Year 2015


$350.5
$344.2
$844.8

GAAP - $1.54 billion


$370.8
$344.2
$846.7

Non-GAAP - $1.56 billion

Total Revenues

	Q4 2015	Full Year 2015
GAAP Total Revenues	$230.2 million	$942.0 million
Non-GAAP Total Revenues	$236.7 million	$954.4 million
GAAP NFR Revenue	$208.5 million	$865.1 million
Non-GAAP NFR Revenue	$213.8 million	$876.4 million

Impact GFC had on 2006 to 2008 U.S Core Vintages

All but 2006 vintage now have gross purchase price multiples that exceed originals


2006 Vintage
225% 218% 216% 207% 207% 204% 209% 219% 221%
2007 2008 2009 2010 2011 2012 2013 2014 2015
2007 Vintage
227% 219% 222% 219% 222% 224% 234% 247% 251%
2007 2008 2009 2010 2011 2012 2013 2014 2015
2008 Vintage
220% 215% 213% 208% 208% 214% 225% 228%
2008 2009 2010 2011 2012 2013 2014 2015

Purchase Price Multiple at Year End

2012 Vintage in Americas Core Purchase Price Multiple Still Significantly Exceeds Original

($ in millions)


Purchase Price Multiple
$15.0 million allowance charge
226%
279%
277%
Original
4Q 2014
4Q 2015

IRR has increased significantly since cash was collected sooner than anticipated

Operating Results

	Q4 2015	Full Year 2015
GAAP Fee and Other Revenue	$21.7 million	$76.9 million
Non-GAAP Fee and Other Revenue	$23.0 million	$78.1 million
GAAP Operating Expenses	$159.0 million	$631.7 million
Non-GAAP Operating Expense	$149.4 million	$591.5 million
GAAP Net Income	$41.0 million	$167.9 million
Non-GAAP Net Income	$49.0 million	$207.9 million

Balance Sheet Highlights

($ in millions)

Repurchased $80 million, 2.1 million shares, of common stock in Q4 2015

	Q4 2015	Q4 2014
Cash and cash equivalents	$71.4	$39.7
Net finance receivables[(a)]	$2,257.0	$2,036.5
Net deferred tax liability	$261.5	$255.6
Total borrowings	$1,723.3	$1,482.5
Shareholder's equity	$800.5	$902.2

a) Includes net finance receivables associated with investment in Poland of $54.9 million in Q4 2015 and $34.7 million in Q4 2014

Operational Results


Results

4% increase in U.S. cash collected per score point

Internal legal collections 48% of total

2.5 million domestic payments

UK and Spain had significant increase in cash collected per score point

Non-GAAP Reconciliation

Use of Non-GAAP Financial Measures

PRA Group, Inc. reports financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, the Company believes certain non-GAAP performance measures and ratios used in managing the business may provide additional meaningful comparisons between current year results and prior periods. Reconciliations from non-GAAP to the most directly comparable GAAP financial measures are provided below. These non-GAAP financial measures should be viewed in addition to, not as an alternative for reported GAAP results.

The constant currency results assume that foreign revenues and expenses are translated from foreign currencies to the U.S. Dollar at rates consistent with the prior year, and that any benefit or loss caused by foreign currency fluctuations would be consistent with the prior year. To do this the company translates the current year's income statements into U.S. Dollars using the prior year's average exchange rates and then replaces the foreign exchange gain or loss for the current year with the balance from the prior year. Finally, the company calculates the tax impact of the constant currency results to reflect the current effective tax rate of the reporting period.

Non-GAAP Reconciliation

Three Months Ended December 31, 2015

	Cash Collections	Amortization	Income Recognized on Finance Receivables	Fee Income	Other Income	Total Revenues	Expenses	Income from Operations	Income before Taxes	Net Income	Diluted EPS
As Reported	$ 369,371	$ 160,900	$ 208,471	$ 19,649	$ 2,065	$ 230,185	$ 159,013	$ 71,172	$ 56,152	$ 40,970	$ 0.86
Adjustments:											
CFPB expenses including penalty and redress	-	-	-	-	-	-	(111)	111	111	68	-
Acquisition and other expenses	-	-	-	-	-	-	(1,639)	1,639	1,639	1,005	0.02
Legal costs not associated with normal operations	-	-	-	-	-	-	(12,045)	12,045	12,045	7,383	0.16
Constant currency adjustments	10,884	5,603	5,281	558	725	6,564	4,143	2,421	(596)	(439)	(0.01)
Subtotal of adjustments	10,884	5,603	5,281	558	725	6,564	(9,652)	16,216	13,199	8,016	0.17
As Adjusted	380,255	166,503	213,752	20,207	2,790	236,749	149,361	87,388	69,351	48,986	1.03

Twelve Months Ended December 31, 2015

	Cash Collections	Amortization	Income Recognized on Finance Receivables	Fee Income	Other Income	Total Revenues	Expenses	Income from Operations	Income before Taxes	Net Income	Diluted EPS
As Reported	$ 1,539,495	$ 674,373	$ 865,122	$ 64,383	$ 12,513	$ 942,018	$ 631,674	$ 310,344	$257,522	$167,926	$ 3.47
Adjustments:											
CFPB expenses including penalty and redress	-	-	-	-	-	-	(28,807)	28,807	28,807	19,641	0.41
Acquisition and other expenses	-	-	-	-	-	-	(5,628)	5,628	5,628	3,837	0.08
One-time tax items	-	-	-	-	-	-	-	-	-	2,026	0.04
Legal costs not associated with normal operations	-	-	-	-	-	-	(13,824)	13,824	13,824	9,426	0.19
Constant currency adjustments	22,232	10,984	11,248	759	424	12,431	8,038	4,393	7,323	5,078	0.10
Subtotal of adjustments	22,232	10,984	11,248	759	424	12,431	(40,221)	52,652	55,582	40,008	0.83
As Adjusted	1,561,727	685,357	876,370	65,142	12,937	954,449	591,453	362,996	313,104	207,934	4.30

Three Months Ended December 31, 2014

	Cash Collections	Amortization	Income Recognized on Finance Receivables	Fee Income	Other Income	Total Revenues	Expenses	Income from Operations	Income before Taxes	Net Income	Diluted EPS
As Reported	$ 373,428	$ 150,768	$ 222,660	$ 22,800	$ 5,271	$ 250,731	$ 140,871	$ 109,860	$ 93,469	$ 46,991	$ 0.93
Adjustments:											
Acquisition and other expenses	-	-	-	-	-	-	(3,040)	3,040	3,040	2,049	0.04
Legal costs not associated with normal operations	-	-	-	-	-	-	(15)	15	15	10	-
Subtotal of adjustments	-	-	-	-	-	-	(3,055)	3,055	3,055	2,059	0.04
As Adjusted	373,428	150,768	222,660	22,800	5,271	250,731	137,816	112,915	96,524	49,050	0.97

Twelve Months Ended December 31, 2014

	Cash Collections	Amortization	Income Recognized on Finance Receivables	Fee Income	Other Income	Total Revenues	Expenses	Income from Operations	Income before Taxes	Net Income	Diluted EPS
As Reported	$ 1,378,812	$ 571,338	$ 807,474	$ 65,675	$ 7,820	$ 880,969	$ 538,901	$ 342,068	$301,013	$176,505	$ 3.50
Adjustments:											
Acquisition and other expenses	-	-	-	-	-	-	(17,905)	17,905	17,905	11,094	0.22
One-time tax items	-	-	-	-	-	-	-	-	-	(1,232)	(0.02)
Loss on foreign currency exchange contracts	-	-	-	-	-	-	-	-	8,240	5,105	0.10
Legal costs not associated with normal operations	-	-	-	-	-	-	(426)	426	426	264	0.01
Subtotal of adjustments	-	-	-	-	-	-	(18,331)	18,331	26,571	15,231	0.30
As Adjusted	1,378,812	571,338	807,474	65,675	7,820	880,969	520,570	360,399	327,584	191,736	3.80